                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 7, 1997
                                                --------------------------------



                             U.S. Technologies Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                               0-15960                  73-1284747
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


One Buckhead Plaza, 3060 Peachtree Road, N.W.,
Suite 1890, Atlanta, Georgia                                               30350
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code         (404) 869-1633
                                                  ------------------------------


                1402 Industrial Boulevard, Lockhart, Texas 78644
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to a Stock Purchase Agreement, dated as of January 7, 1997, and closed on April 7, 1997 (the "Purchase Agreement"), by and among U.S. Technologies Inc. (the "Company"); Tintagel, Ltd., a Turks & Caicos Islands company ("Tintagel"); Komen Holdings Pty., Ltd., an Australian corporation ("Komen"); and GWP, Inc., a Georgia corporation ("GWP"), GWP acquired 9,169,000 shares, or approximately 42%, of the outstanding common stock of the Company. Mr. Ken H. Smith and Mr. James V. Warren are the sole shareholders of GWP.

       Under the terms of the Purchase Agreement:

       1. Tintagel sold to GWP 5,683,000 shares of Company common stock for $437,000, or approximately $.077 per share.

       2. Komen sold to GWP 3,486,000 shares of Company common stock for $500,000, or approximately $.143 per share.

       3. The Company granted an option to SWG Partners, ("SWG"), a Georgia partnership of which Messrs. Warren and Smith are general partners, to purchase up to 6,000,000 shares of its common stock at $0.10 per share prior to closing on April 7, 1997.

       4. SWG purchased 1,500,000 shares of Company common stock on January 7, 1997 from the Company. Since that time, SWG has agreed to allocate and distribute such shares equally among Messrs. Warren and Smith.

       5. SWG purchased an additional 4,500,000 shares of Company common stock on April 7, 1997 from the Company. Since that time, SWG has agreed to allocate and distribute such shares equally among Messrs. Warren and Smith.

       6. On January 7, 1997, William Meehan resigned as Director, President and Chief Executive Officer of the Company and Mr. Smith was named President, Chief Executive Officer and Director of the Company.

       7. On January 7, 1997, James Chen resigned as a director of the Company, and Mr. Warren was named as a Director of the Company, replacing Mr. Chen.

       8. On January 20, 1997, Mr. Warren was named Chairman, replacing John V. Allen, who remained as a Director of the Company.

       9. On April 7, 1997, Mr. Allen resigned as a Director of the Company, and James C. Melton was named as a Director of the Company, replacing Mr. Allen.

       10. All notes, accrued expenses and accounts, payable by the Company to Tintagel, Laura Investments Ltd., a multinational investment holding company ("Laura Investments"), and Laura Technologies Ltd., an Arizona corporation ("Laura

              Technologies"), were contributed to the Company as additional paid-in capital. Mr. Allen is a director of Laura Investments and Laura Technologies.

       11. GWP granted an option to Tintagel (the "Tintagel Option") to purchase up to 349,600 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

On April 7, 1997 and immediately following the closing of the Purchase Agreement, GWP assigned all of its right, title and interest in Company common stock obtained in connection with the Purchase Agreement to the following five individuals, each of which acquired the number of shares as shown after their names: Ken H. Smith (3,667,600), James V. Warren (3,667,600), Joyce S. Newlin (415,100), John M. Buckley (400,000) and Joe B. Young (1,018,700). Further,
pursuant to the assignment of these shares, Ms. Newlin, Mr. Buckley and Mr. Young have granted irrevocable proxies, and, thereby, have assigned control of their voting rights, to Mr. Smith and Mr. Warren, until December 31, 1998.

In connection with the above-described transactions and assignments, the following obligations were undertaken on April 7, 1997:

       a. Mr. Smith executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $250,000, to Komen in exchange for 1,743,000 shares of Company common stock.

       b. Mr. Smith executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $126,810, to Tintagel in exchange for 1,924,600 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Smith granted Tintagel an option to purchase up to 101,448 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

       c. Mr. Warren executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $250,000, to Komen in exchange for 1,743,000 shares of Company common stock.

       d. Mr. Warren executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $126,810, to Tintagel in exchange for 1,924,600 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Warren granted Tintagel an option to purchase up to 101,448 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

       e. Ms. Newlin executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $41,510, to Tintagel in exchange for 415,000 shares of Company common stock.

              Further, in connection with the Tintagel Option, Ms. Newlin granted Tintagel an option to purchase up to 33,208 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

       f. Mr. Buckley executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $40,000, to Tintagel in exchange for 400,000 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Buckley granted Tintagel an option to purchase up to 32,000 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

       g. Mr. Young executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $101,870, to Tintagel in exchange for 1,018,700 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Young granted Tintagel an option to purchase up to 81,496 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

As a result of the foregoing transactions, Mr. Smith and Mr. Warren beneficially own or control 15,169,000 shares, or approximately 55%, of the outstanding shares of Company common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.
2.1 Form of Stock Purchase Agreement dated January 7, 1997 by and among U.S. Technologies Inc., Tintagel, Ltd., Komen Holdings Pty., Ltd., and GWP, Inc.

99.1           Form of Letter of Assignment dated April 7, 1997

99.2           Press release dated January 10, 1997

99.3           Press release dated March 14, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. TECHNOLOGIES INC.


                                           By: /s/ Ken H. Smith
                                              ----------------------------------
                                              Ken H. Smith, President and Chief
                                              Executive Officer

Dated: September 26, 1997
      ---------------------------------

                             U.S. TECHNOLOGIES INC.
                                 EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT
-----------    -----------------------------------------------------------------
2.1            Form of Stock Purchase Agreement dated January 7, 1997 by and among U.S. Technologies Inc., Tintagel, Ltd., Komen Holdings
               Pty., Ltd., and GWP, Inc.

99.1           Form of Letter of Assignment dated April 7, 1997

99.2           Press release dated January 10, 1997

99.3           Press release dated March 14, 1997